EXHIBIT 99.1

SussexBancorp

NASDAQ/SBBX

FORWARD-LOOKING DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements.  In addition, Sussex Bancorp, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein.  Such forward-looking statements are estimate’s reflecting the best judgment of Sussex Bancorp’s senior management based upon current information and involve a number of risks and uncertainties.
Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Sussex Bancorp with the
Securities and Exchange Commission,including the company’s annual report on form 10-K for the year ended December 31, 2007 and forward-looking statements contained in this or other public statements of Sussex Bancorp or its senior management should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.  Sussex Bancorp undertakes no obligation to revise these statements  after the date of presentation.

SUSSEX BANCORP

Headquartered in Sussex County, New Jersey

Chartered in 1975 with $1.5 million in capital

2004 raised $15.2 million through follow-on equity offering
doubling our capital

Lines of business:

          Personal & Business Banking

          Insurance Agency

          Investment/Trust

          Residential Mortgage Joint Venture

SUSSEX BANCORP

As of June 30, 2008

($ in millions)

Assets:

$432.5

Loans:

$305.4

Deposits:

$346.3

Equity:

$  34.6

Distribution Network:

8 bank branches in New Jersey

2 bank branches in New York

1 bank branch approved in Milford, Pennsylvania

Insurance subsidiary serves the New York, New Jersey,

Pennsylvania Tri-state market from it’s office in Augusta, NJ.

DISTRIBUTION
NETWORK

Our distribution network currently consists of 10 full-service branch locations, 1 branch approved but unopened and 1
insurance agency office.

Bank Branches

Insurance Office

Future Branch Location

5

Deposits

Date

06/07

Opened/

City

($000)

Acquired

Branches:

Franklin, NJ 07416

112,395

Feb., 1976

Newton, NJ 07860

57,563

March, 1992

Vernon, NJ 07462

35,298

May, 1980

Wantage, NJ 07461

32,499

June, 1992

Montague, NJ 07827

22,064

April, 1982

Sparta, NJ 07871

23,208

Dec., 1983

Augusta, NJ 07822

19,756

Feb., 2000

Andover, NJ 07821

12,819

March, 1992

Port Jervis, NY

11,492

March, 2006

Warwick, NY 10990

1,845

Dec., 2006

Milford, PA (approved but unopened)

Insurance Agency:

Augusta, NJ

October,  2001

ATTRACTIVE DEMOGRAPHICS OF OUR TARGET
MARKETS

OUR TARGETED MARKETS ARE

DENSELY POPULATED MARKETSWITH ROBUST BUSINESS CLIMATES:

Data obtained from: SNL Financial's Datasource database

SNL's source of deposit data: Federal Deposit Insurance Corporation; Data as of June 30, 2007

SNL's source of demographic data: Claritas

(1) Data as of 2002; Source: US Census; Small businesses defined as those with less than 100 employees

Deposits

Deposits

Median

Projected

Total

Controlled

"Turned Over"

Total

Household

Population

Deposits

by Top 5

in the Last

Population

Income

Change

in Market

Institutions

2 Years (1)

2006

2006

2006-2011

Small

Counties

($000)

(%)

(%)

(Actual)

($)

(%)

Businesses(1)

Sussex, Nj

2,214,462

74.0

11.4

157,764

79,375

7.87

3,680

Orange, NY

4,991,519

56.3

0.0

380,896

64,738

9.67

8,704

Pike, PA

513,675

93.4

0.0

57,139

54,126

19.91

826

New Jersey

8,853,518

66,848

3.93

234,990

New York

19,532,703

54,403

2.15

500,840

Pennsylvania

12,590,137

50,132

1.93

293,582

United States

303,582,361

51,546

6.66

7,387,724

Experienced Management Team        Years in Banking/Insurance

Terry Thompson

President and COO of Sussex Bank

38+

Candace Leatham

Executive VP & CFO\Trust Officer of Sussex Bank

34+

Tammy Case

Executive VP of Loan Admin. Of Sussex Bank

31+

George Harper

President, Tri-State Insurance Agency

32

George Lista

CEO, Tri-State Insurance Agency

 27

Samuel Chazanow

Vice President, Sussex Mortgage.com

19

Donald L. Kovach

Chairman, President and CEO of Sussex Bancorp

32

Additions to staff

Joe Babyak

Investment Division

28

Doug Cummings

Credit Officer

19

Paul Modafferi

Investment Division

12

Lisa Nienaber

Compliance/BSA Officer

4

Marketing Efforts

Building Core Deposits/Core Relationships

Maximizing Cost Efficiency Through Segmented, Targeted, Direct
Marketing & Sales Efforts

Introducing New/Upgraded Products to Optimize Competitiveness &
Fee Income:

  1.

  Remote Deposit

  2.

  Business On-line-Banking

  3.

  Savings Plus

Expanding Current Relationships

Retail Banking

Focus 2008:

Increase Total Deposits

Grow Core Deposits through new relationships and shifting existing deposit mix to core

Strategy:

Introduced Savings plus 2/25/08-Premier statement savings account linked checking account

New Cash Management products and services

Develop additional Government Banking relationships

Results:

Total Savings Plus Balance as of 6/30/08 was $71.3 million

Successfully shifted deposits with focus on core deposits

Successfully grew total deposits

FINANCIAL PERFORMANCE

$ Thousands

INCOME STATEMENT

200

3

200

4

200

5

200

6

200

7

Net Interest Income

$  7,

911

$

8

,9

77

$

11

,

219

$11,

74

9

$11,4

21

Loan Loss Provision

4

0

5

       5

58

1,13

8

_

733

1,9

3

0

Net Interest Income after Provision

7,

5

0

6

8

,

419

10

,

081

1

1,

01

6

9

,

49

1

Non

-

Interest Income

3,

907

4

,

531

4,

838

5

,

244

5

,

606

Gain/Loss on Sale of Securities

133

16

35

90

1

0

Nonrecurring Income

0

0

0

0

0

Non

-

Interest Expense

9

,6

00

10

,

794

1

1

,

603

1

2

,6

48

1

3

,

1

48

Nonrecurring Expense

          0

          0

  0

          0

          0

Income Before Taxes

1,9

46

2

,

172

3

,

351

3,

6

1

2

1

,

959

Income Tax Expense

      5

05

      5

81

952

1,148

    1,148

Net Income

$  1,

441

$  1,

591

$

2

,

3

9

9

$  2,

464

$

1

,

509

PER SHARE DATA

Earnings per sh

are (Diluted)

$    0.

74

$    0.7

8

$    0.7

5

$    0.7

7

$    0.

4

7

Cash earnings per share (Diluted)

0.

80

0.8

5

0.8

0

0.

77

0.

50

Book value per share

7.

84

10

.

07

10.

44

10.

97

10.97

Tangible book value per share

6.42

9

.

19

9.

63

10

.

02

10.

19

FINANCIAL PERFORMANCE

200

3

200

4

200

5

200

6

200

7

PROFITABILITY RATIOS

0.

62

%

0.6

3

%

0.

82

%

0.

74

%

0.4

0

%

0.

68

0.

6

9

0.

8

9

0.

7

8

0.

42

10

.

27

9

.

90

7

.

41

7.

3

1

4

.31

1

3

.

66

1

2

.

97

8

.

65

8.

41

4

.

98

3.8

6

4

.

10

4.

34

3

.

91

3.

3

1

Return on Average Assets (ROAA)

Cash ROATA

Return on Average Equity (ROAE)

Cash ROATE

Net Interest Margin

Efficiency Ratio

7

8

.

3

7

6

.3

7

2

.

0

7

4

.

4

7

7

.

2

$330
$300
$270
$240
$210
$180
$150
$120
$90
'03 – '07 CAGR = 22%
$134.4
$157.0
$211.3
$262.5
$300.6
2003
2004
2005
2006
2007

$185
$165
$145
$125
$105
$85
$65
$45
$25
'03 – '07 CAGR = 28%
$71.6
$84.0
$127.1
$157.7
$175.3
2003
2004
2005
2006
2007

LOAN
GROWTH

90% of loans in Sussex, Orange & Pike Counties

Demonstrating strong organic growth

Average annual loan growth of 22% from 2003 to 2007

Gross Loans ($M)

* Commercial portfolio includes commercial and commercial real estate loans.

Commercial Portfolio* ($M)

Economic Impact on Sussex Bank Balance Sheet

2007 performance substantially impacted by increase in Non-
performing assets

Provision increased from $733,000 to $1,930,000

57% of the non-performing assets is comprised of three
borrowers

41% are mature foreclosure actions with pending sheriff sales

The situation is stabilizing with a reduction in NPA’s of 26%
since 3/30/08

Recent Management Initiatives:

Have discouraged any new speculative building applications

Created a Credit Review Officer position to evaluate credit risk in the portfolio.  This position will identify early waning signs through a continual review of the portfolio for an improved
response to deterioration.  Enhanced risk rating reviews for more accurate reserve allocation analysis.  Post closing reviews of documents to ensure accuracy and completeness of new
loans as they are booked.

The loan growth has been strategically slowed in 2008
compared to 2007 due to high loan to deposit ratio.

Growth into new geographic/economic areas such as New York
and Pennsylvania has allowed the loan portfolio to be more risk diverse.

CAPITAL STRENGTH

We have the necessary capital to grow and execute our Strategic
Plan:

          - Organic growth

          - Expand our footprint in contiguous markets

          - Opportunistic acquisitions

          - Strategic hires

Year Ended December 31

200

3

200

4

200

5

200

6

200

7

CAPITAL RATIOS

Equity/Assets

6.

19

%

11

.

37

%

1

0

.

51

%

9

.

74

%

9.7

1

%

L

everage

7

.

15

12

.

86

1

1

.

45

1

0

.4

8

1

2

.

56

Tier 1 Capital

11.

14

1

8

.

8

4

1

5

.4

2

1

2

.

8

4

1

3

.

36

Ti

er Capital

1

2

.3

7

2

0

.

09

16

.

55

1

4

.

00

1

5

.0

5

15